CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, Evan J. Griffith, certify that:

1. I have reviewed this annual report on Form 10-K of Chugach Electric Association, Inc.;
2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Chugach, and we have:
           a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Chugach is made known to us, particularly during the period in which this annual report is being prepared;
           b) evaluated the effectiveness of our disclosure controls and procedures and presented in this report our conclusions about the effectiveness of our disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
           c) disclosed in this report any change in our internal control over financial reporting that occurred during the fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting; and
5. The other certifying officers and I have disclosed, based on our most recent evaluation, to our auditors and the audit committee of our Board of Directors:
           a) all significant deficiencies in the design or operation of internal controls which could adversely affect the our ability to record, process, summarize and report financial data and have identified for our auditors any material weaknesses in internal controls; and
           b) any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.


Date: March 29, 2004                          /s/ Evan J. Griffith
                                                  ----------------
                                                  Evan J. Griffith
                                                  Chief Executive Officer
                                                  Principal Executive Officer